SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of report (Date of earliest event reported):  February 5, 2002 (January 29, 2002)


                          NORLAND MEDICAL SYSTEMS, INC.
               (Exact name of Company as specified in its charter)



   DELAWARE                               File Number 0-26206                      06-1387931
(State or other jurisdiction of         (Commission File Number)              (I.R.S. Employer
incorporation or organization)                                                Identification No.)



106 Corporate Park Drive, Suite 106, White Plains, NY                                10604
         (Address of principal executive offices)                                   (Zip Code)

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Company's telephone number, including area code: (914) 694-2285



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ITEM 4(A).    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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            Norland Medical Systems, Inc. (the "Company") is filing herewith the letter from Deloitte & Touche LLP, dated February 6, 2002, addressed to the Securities and Exchange Commission ("Commission"), stating that it agrees with the statements made by the Company in Item 4 of its Form 8-K filed with the Commission on February 5, 2002.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
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EXHIBIT NO.             DESCRIPTION
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      16                Letter from Deloitte & Touche LLP to the Commission re:
                        change in certifying accountant



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


February 21, 2002


                                    NORLAND MEDICAL SYSTEMS, INC.
                                    -----------------------------
                                    (Company)



                                    /s/ Reynald G. Bonmati
                                    ------------------------------------------
                                    Reynald G. Bonmati
                                    President


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